CONSULTING AGREEMENT BETWEEN

AMANDIP JAGPAL AND CANNABIS SCIENCE, INC.

This CONSULTING AGREEMENT (“Agreement”) is entered into this 5th day of November 2013 by and between Amandip Jagpal, (“AJ” or “Consultant”), and CANNABIS SCIENCE, INC., (“CSI” or “Company”) a Nevada Corporation.

WHEREAS, the Company is engaged in the business of working with World Authorities on phytocannabinoid science targeting critical illnesses. Adhering to scientific methodologies to develop, produce, and commercialize phytocannabinoid based pharmaceutical products.

WHEREAS, the Company desires to engage the services of the Consultant and the Consultant, wishes to enter into such Consulting Agreement for services, on the terms and conditions set forth in this Agreement; and

WHEREAS, each Party is duly authorized and capable of entering into this Agreement.

 NOW, THEREFORE, in consideration of the mutual acts and promises, covenants, agreements, representations, and warranties hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.

Purpose.

This Agreement is established between the parties for the purpose of Amandip Jagpal providing Business Development services to Cannabis Science Inc.

2.

Term.

This Agreement, duly executed, is effective as of the date first written above (“Effective Date”) and shall continue for a term of two (2) years.

3.

Consideration.     CSI shall compensate Amandip Jagpal the sum of five million (5,000,000) S-8 registered free-trading shares of common stock in Cannabis Science, Inc. (OTCBB: CBIS) upon signing this Agreement.

4.

Services.

The Consultant shall provide, but not limited to, business development for CSI in Canada including:

a)

Sourcing a commercial license or license partner for medical cannabis;

b)

Establishing business ventures or license agreements for CSI products and services in Canada; and

c)

Other business and related ventures pertaining to the medical cannabis and hemp industries.

5.

Termination.

Either party may terminate this Agreement after any breach of the agreement by providing thirty (30) day’s written notice of breach termination to the other party unless mutually agreed to terminate earlier.  The “Termination Date” shall be the thirtieth day after written notice of termination is received.

Upon termination of this Agreement:

a)

CSI shall retain ownership of all relations, work product, and properties obtained through this agreement.

b)

AJ or assignee shall retain all shares issued in consideration from this agreement pursuant to Section.

c)

AJ shall maintain as a Consultant to CSI to provide instructions to ensure the proper maintenance of all the relations and properties obtained in conjunction with services provided through this agreement.

6.      Covenants.

a)

Disclosure of Information.  During the term of this Agreement and thereafter, each party shall not, at any time, directly or indirectly, disclose any confidential or proprietary information for any reason or purpose whatsoever to any person, firm, corporation, association or other entity to legal and financial advisor who agree in writing to maintain the confidentiality of such confidential or proprietary information on terms substantially similar to those stated here, nor shall either party directly or indirectly make use of any such confidential or proprietary information for its own purpose or for the benefit of any person, firm, corporation, association or other entity except as provided and contemplated herein, and each party hereby acknowledges that either party or subsidiaries would be irreparably damaged if such confidential or proprietary information were disclosed to or utilized on behalf of others in competition in any respect with the other party or any subsidiary thereof.  For the purposes of this Section 6, the term "confidential or proprietary information" shall mean all information concerning the business, customers or affairs of either party or any subsidiary thereof, including matters such as trade secrets, research and development activities, books and records, customer lists, suppliers, distribution channels, pricing information, private processes, software, functional specifications, blueprints, know-how, data, improvements, discoveries, designs, inventions, techniques, marketing plans, strategies, forecasts, new products and financial statements as they may exist from time to time, which the other party may have acquired or obtained by virtue of its relationship with each other or any subsidiary or affiliate thereof, except for such information which (i) becomes generally available to the public, other than as the result of a disclosure made directly or indirectly by either party, (ii) was known to the person, firm, corporation or other entity to which such information was disclosed by either party prior to its disclosure directly or indirectly by the other party, (iii) was previously available to the person, firm, corporation or other entity to which such information was disclosed directly or indirectly by either party on a non-confidential basis from a source which was entitled to disclose the same or (iv) if required by law, governmental order or decree to be disclosed by either party.

b)

Injunctive Relief.  Each party hereto acknowledges that the provisions of this Section 6 are reasonable and necessary for the protection of either party’s interests and that the other party will be irrevocably damaged if such covenants are not specifically enforced.  Accordingly, Each party hereto agrees that, in addition to any other relief to which the other party may be entitled in the form of actual or punitive damages, the other party shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the offending party from any actual or threatened breach of such covenants.

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7.

Applicable Law. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

8.

Notices.  Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or three business days after mailing by U.S. or Canadian registered mail, return receipt requested, to the parties at the following addresses or at such other address as a party may specify by notice to the other.

         If to CSI:

Cannabis Science Inc.

6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

Attention: Dr. Robert Melamede

                                If to Consultant:

Amandip Jagpal

Suite 900 – 555 Burrard St.

Vancouver, BC V7X 1M8

9.      Entire Agreement; Amendment.  This Agreement shall supersede all existing agreements between CSI and AJ relating to the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by both parties.

10.

Shares.  All references to shares in this agreement shall be considered to be Class B common shares, if they exist at the date of this Agreement or subsequent renewal periods, otherwise all references to shares shall mean regular common shares of the Company.

10.

Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.

Assignment.  This Agreement is personal in nature and shall not be assignable by either party without the express written consent of the other party.

12.

Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.

Counterparts and Facsimile Signature.  This agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

14.

Authority.  Each party represents and warrants to the other that the signature below by each party’s agent or representative is duly authorized by each party’s governing body and governing documents, and that each signature is duly effective to bind such party to this Agreement in accordance with its terms.

15.

Indemnity. Each party shall indemnify, defend and hold harmless each other, its directors, officers and shareholders from and against any and all demands, claims actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, reasonable attorney’s fees and related costs, asserted against, relating to, imposed upon, or incurred by either party, directly or indirectly, by reason of, resulting from, or arising in connection with this agreement with either parties operations during the term of this agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

CONSULTANT

Per: /s/ Amandip Jagpal

_____________________________

Amandip Jagpal

CANNABIS SCIENCE, INC.

Per: /s/ Dr. Dorothy Bray

_____________________________

Dr. Dorothy Bray, Director and CEO

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CONSULTING AGREEMENT BETWEEN

HARPREET HAYER AND CANNABIS SCIENCE, INC.

This CONSULTING AGREEMENT (“Agreement”) is entered into this 5th day of November 2013 by and between Harpreet Hayer, (“HH” or “Consultant”), and CANNABIS SCIENCE, INC., (“CSI” or “Company”) a Nevada Corporation.

WHEREAS, the Company is engaged in the business of working with World Authorities on phytocannabinoid science targeting critical illnesses. Adhering to scientific methodologies to develop, produce, and commercialize phytocannabinoid based pharmaceutical products.

WHEREAS, the Company desires to engage the services of the Consultant and the Consultant, wishes to enter into such Consulting Agreement for services, on the terms and conditions set forth in this Agreement; and

WHEREAS, each Party is duly authorized and capable of entering into this Agreement.

 NOW, THEREFORE, in consideration of the mutual acts and promises, covenants, agreements, representations, and warranties hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.

Purpose.

This Agreement is established between the parties for the purpose of Harpreet Hayer providing Business Development services to Cannabis Science Inc.

2.

Term.

This Agreement, duly executed, is effective as of the date first written above (“Effective Date”) and shall continue for a term of two (2) years.

3.

Consideration.     CSI shall compensate Harpreet Hayer the sum of five million (5,000,000) S-8 registered free-trading shares of common stock in Cannabis Science, Inc. (OTCBB: CBIS) upon signing this Agreement.

4.

Services.

The Consultant shall provide, but not limited to, business development for CSI in Canada including:

a)

Sourcing a commercial license or license partner for medical cannabis;

b)

Establishing business ventures or license agreements for CSI products and services in Canada; and

c)

Other business and related ventures pertaining to the medical cannabis and hemp industries.

5.

Termination.

Either party may terminate this Agreement after any breach of the agreement by providing thirty (30) day’s written notice of breach termination to the other party unless mutually agreed to terminate earlier.  The “Termination Date” shall be the thirtieth day after written notice of termination is received.

Upon termination of this Agreement:

a)

CSI shall retain ownership of all relations, work product, and properties obtained through this agreement.

b)

HH or assignee shall retain all shares issued in consideration from this agreement pursuant to Section.

c)

HH shall maintain as a Consultant to CSI to provide instructions to ensure the proper maintenance of all the relations and properties obtained in conjunction with services provided through this agreement.

6.      Covenants.

a)

Disclosure of Information.  During the term of this Agreement and thereafter, each party shall not, at any time, directly or indirectly, disclose any confidential or proprietary information for any reason or purpose whatsoever to any person, firm, corporation, association or other entity to legal and financial advisor who agree in writing to maintain the confidentiality of such confidential or proprietary information on terms substantially similar to those stated here, nor shall either party directly or indirectly make use of any such confidential or proprietary information for its own purpose or for the benefit of any person, firm, corporation, association or other entity except as provided and contemplated herein, and each party hereby acknowledges that either party or subsidiaries would be irreparably damaged if such confidential or proprietary information were disclosed to or utilized on behalf of others in competition in any respect with the other party or any subsidiary thereof.  For the purposes of this Section 6, the term "confidential or proprietary information" shall mean all information concerning the business, customers or affairs of either party or any subsidiary thereof, including matters such as trade secrets, research and development activities, books and records, customer lists, suppliers, distribution channels, pricing information, private processes, software, functional specifications, blueprints, know-how, data, improvements, discoveries, designs, inventions, techniques, marketing plans, strategies, forecasts, new products and financial statements as they may exist from time to time, which the other party may have acquired or obtained by virtue of its relationship with each other or any subsidiary or affiliate thereof, except for such information which (i) becomes generally available to the public, other than as the result of a disclosure made directly or indirectly by either party, (ii) was known to the person, firm, corporation or other entity to which such information was disclosed by either party prior to its disclosure directly or indirectly by the other party, (iii) was previously available to the person, firm, corporation or other entity to which such information was disclosed directly or indirectly by either party on a non-confidential basis from a source which was entitled to disclose the same or (iv) if required by law, governmental order or decree to be disclosed by either party.

b)

Injunctive Relief.  Each party hereto acknowledges that the provisions of this Section 6 are reasonable and necessary for the protection of either party’s interests and that the other party will be irrevocably damaged if such covenants are not specifically enforced.  Accordingly, Each party hereto agrees that, in addition to any other relief to which the other party may be entitled in the form of actual or punitive damages, the other party shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the offending party from any actual or threatened breach of such covenants.

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7.

Applicable Law. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

8.

Notices.  Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or three business days after mailing by U.S. or Canadian registered mail, return receipt requested, to the parties at the following addresses or at such other address as a party may specify by notice to the other.

         If to CSI:

Cannabis Science Inc.

6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

Attention: Dr. Robert Melamede

                              If to Consultant:

Harpreet Hayer

Suite 900 – 555 Burrard St.

Vancouver, BC V7X 1M8

9.      Entire Agreement; Amendment.  This Agreement shall supersede all existing agreements between CSI and HH relating to the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by both parties.

10.

Shares.  All references to shares in this agreement shall be considered to be Class B common shares, if they exist at the date of this Agreement or subsequent renewal periods, otherwise all references to shares shall mean regular common shares of the Company.

10.

Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.

Assignment.  This Agreement is personal in nature and shall not be assignable by either party without the express written consent of the other party.

12.

Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.

Counterparts and Facsimile Signature.  This agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

14.

Authority.  Each party represents and warrants to the other that the signature below by each party’s agent or representative is duly authorized by each party’s governing body and governing documents, and that each signature is duly effective to bind such party to this Agreement in accordance with its terms.

15.

Indemnity. Each party shall indemnify, defend and hold harmless each other, its directors, officers and shareholders from and against any and all demands, claims actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, reasonable attorney’s fees and related costs, asserted against, relating to, imposed upon, or incurred by either party, directly or indirectly, by reason of, resulting from, or arising in connection with this agreement with either parties operations during the term of this agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

CONSULTANT

Per: /s/ Harpreet Hayer

_____________________________

Harpreet Hayer

CANNABIS SCIENCE, INC.

Per: /s/ Dr. Dorothy Bray

_____________________________

Dr. Dorothy Bray, Director and CEO

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CONSULTING AGREEMENT BETWEEN

DR. KADIJA BENLHASSAN-CHAHOUR AND CANNABIS SCIENCE INC.

This CONSULTING AGREEMENT (“Agreement”) is entered into this 12th day of November 2013 by and between Dr. Kadija Benlhassan-Chahour PhD, (“Dr. Chahour” or “Consultant”), and CANNABIS SCIENCE INC., (“CSI”) a Nevada Corporation.

1.

Purpose.

This Agreement is established between the parties for the purpose of Dr. Chahour providing clinical development and regulatory submission services for CSI.

2.

Term.

This Agreement, duly executed, is effective as of the date first written above (“Effective Date”) and shall continue for a term of one (1) year (“Term”).  This Agreement shall terminate as specified in Section 5 of this Agreement.

3.

Consideration for Relationship.     CSI shall compensate and issue to Dr. Chahour the sum of One Million (1,000,000) S-8 registered free-trading common shares in CSI (the “Shares”) immediately upon execution of this Agreement, which trade on the NASD OTC Bulletin Board under the symbol CBIS.  Upon issuance, the Shares may be immediately sold or otherwise disposed of by the Consultant.

4.

Services.

The Consultant shall provide the following services to CSI, but not limited to:

a)

Clinical development; and

b)

Regulatory submissions and other laboratory or technical assistance and other consulting services as mutually agreed.

5.

Termination.

Either party may terminate this Agreement after any breach of the agreement by providing thirty (30) day’s written notice of breach termination to the other party unless mutually agreed to terminate earlier. The “Termination Date” shall be the thirtieth day after written notice of termination is received.  The Consultant shall retain full ownership and rights to the Shares upon Termination.

Upon termination of this Agreement:

a)

CSI shall retain ownership of all relations, work product, and properties obtained through this agreement.

b)

Dr. Chahour or assignee shall retain all shares issued in consideration from this agreement pursuant to Section 3 and will not compete in any related cannabis or hemp research & development or business for the Term of this Agreement and for a period of five years after termination or complete of this Agreement.

c)

Dr. Chahour shall maintain as a Consultant to CSI to provide instructions to ensure the proper maintenance of all the relations and properties obtained in conjunction with services provided through this agreement.

6.      Covenants.

a)

Disclosure of Information.  During the term of this Agreement and thereafter, each party shall not, at any time, directly or indirectly, disclose any confidential or proprietary information for any reason or purpose whatsoever to any person, firm, corporation, association or other entity to legal and financial Consultant who agree in writing to maintain the confidentiality of such confidential or proprietary information on terms substantially similar to those stated here, nor shall either party directly or indirectly make use of any such confidential or proprietary information for its own purpose or for the benefit of any person, firm, corporation, association or other entity except as provided and contemplated herein, and each party hereby acknowledges that either party or subsidiaries would be irreparably damaged if such confidential or proprietary information were disclosed to or utilized on behalf of others in competition in any respect with the other party or any subsidiary thereof.  For the purposes of this Section 6, the term "confidential or proprietary information" shall mean all information concerning the business, customers or affairs of either party or any subsidiary thereof, including matters such as trade secrets, research and development activities, books and records, customer lists, suppliers, distribution channels, pricing information, private processes, software, functional specifications, blueprints, know-how, data, improvements, discoveries, designs, inventions, techniques, marketing plans, strategies, forecasts, new products and financial statements as they may exist from time to time, which the other party may have acquired or obtained by virtue of its relationship with each other or any subsidiary or affiliate thereof, except for such information which (i) becomes generally available to the public, other than as the result of a disclosure made directly or indirectly by either party, (ii) was known to the person, firm, corporation or other entity to which such information was disclosed by either party prior to its disclosure directly or indirectly by the other party, (iii) was previously available to the person, firm, corporation or other entity to which such information was disclosed directly or indirectly by either party on a non-confidential basis from a source which was entitled to disclose the same or (iv) if required by law, governmental order or decree to be disclosed by either party.

b)

Injunctive Relief.  Each party hereto acknowledges that the provisions of this Section 6 are reasonable and necessary for the protection of either party’s interests and that the other party will be irrevocably damaged if such covenants are not specifically enforced.  Accordingly, Each party hereto agrees that, in addition to any other relief to which the other party may be entitled in the form of actual or punitive damages, the other party shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the offending party from any actual or threatened breach of such covenants.

7.

Applicable Law. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

5

8.

Notices.  Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or three business days after mailing by U.S. or Canadian registered mail, return receipt requested, to the parties at the following addresses or at such other address as a party may specify by notice to the other.

If to CSI:

Cannabis Science Inc.

6946 N Academy Blvd, Suite B #254

Colorado Springs, CO  80918

           Attention: Richard Cowan

                      If to Consultant:

   Dr. Kadija Benlhassan-Chahour
  13 Avenue des Vosges
                                                           77270 Villeparisis
                                                            Paris, France

9.

Entire Agreement; Amendment.  This Agreement shall supersede all existing agreements between CSI and Dr. Chahour relating to the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by both parties.

10.

Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.

Assignment.  This Agreement is personal in nature and shall not be assignable by either party without the express written consent of the other party.

12.

Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.

Counterparts and Facsimile Signature.  This agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

14.

Authority.  Each party represents and warrants to the other that the signature below by each party’s agent or representative is duly authorized by each party’s governing body and governing documents, and that each signature is duly effective to bind such party to this Agreement in accordance with its terms.

15.

Indemnity. Each party shall indemnify, defend and hold harmless each other, its directors, officers and shareholders from and against any and all demands, claims actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, reasonable attorney’s fees and related costs, asserted against, relating to, imposed upon, or incurred by either party, directly or indirectly, by reason of, resulting from, or arising in connection with this agreement with either parties operations during the term of this agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

CONSULTANT

Per: /s/ Dr. Kadija Benlhassan-Chahour

_____________________________

Dr. Kadija Benlhassan-Chahour

CANNABIS SCIENCE, INC.

Per: /s/ Dr. Dorothy Bray

_____________________________

Dr. Dorothy Bray, CEO and Director

6

MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 14th day of November, 2013 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Robert Kane, with an address of 1093 Wernimont Circle, Colorado Springs, CO 80916 (the “Executive”) in connection with the provision of the Executive’s services to the Company.

WHEREAS:

A.

The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.

The Company wishes to engage the services of the Robert Kane to act in the capacity of CFO and Director of the Company; and

C.

The Company and the Executive have agreed to enter into this Management Agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.

ENGAGEMENT AS EXECUTIVE

1.1

The the Company hereby engages Robert Kane as an Executive of the Company in the capacity of CFO and director along with all of the duties and powers of those offices, including other duties as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Executive accepts such engagement on the terms and conditions set forth in this Agreement.

2.

TERM OF THIS AGREEMENT

2.1

The term of this Agreement shall begin as of the Effective Date and shall continue for a period of two years (2) years or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.

EXECUTIVE SERVICES

3.1

The Executive shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of CFO and Director.   The Executive agrees that his duties may be reasonably modified at the Company’s and the Executive’s mutual agreement from time to time.

2.2

In providing the Services the Executive shall:

  comply with all applicable local statutes, laws and regulations;
  not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;
  not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and
  subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

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4.

EXECUTIVE COMPENSATION

3.1

Management Fees.  As compensation for the provision of the Executive management and other services, the Company shall pay the Executive a monthly management fee of $2,500 to be paid in equal instalments on mid and end of each calendar month.

3.2

Executive Stock Compensation.  As compensation for the provision of the CFO services, the Company shall issue to the Executive one million five hundred thousand (1,500,000) free-trading shares (cleared under an S-8 Registration Statement) of common stock of the Company, due and payable by the Company upon signing this agreement and consummating this Agreement for CFO services rendered on the Effective Date herein.

3.3

Director Stock Compensation.  As compensation for the provision of the Director services, the Company shall issue to the Executive/Director one million (1,000,000) rule 144 restricted shares of common stock of the Company, due and payable by the Company upon signing this agreement and consummating this Agreement for Director services rendered on the Effective Date herein.

3.4

Commissions.    The Executive shall receive commissions of 25% of net revenue (equivalent to revenue less direct editing or other direct cost of sales) from the sale of business plans, policies, or other consulting services through the Cannabis Consulting or related Company brands and trade names.  Commissions shall only be paid upon full receipt of net revenues into the Company’s bank account.  The Executive shall be charged-back equivalent commissions on all refunds sales subsequently refunded to customers.

(Sections 4.1 through 4.4 hereinafter collectively referred to as the “Compensation”)

3.5

Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.2 and 4.3 of this Agreement shall remain the express property and ownership of the Executive.  The Company waives all rights and claims of ownership or control to the Compensation shares upon issuance to the Executive.

5.

NO REIMBURSEMENT OF EXPENSES

5.1

The Parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Executive on the Executive’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Executive for any bona fide expenses incurred by the Executive on behalf of the Company in connection with the provision of the Services provided that the Executive submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Executive incurs such expenses.

6.

CONFIDENTIALITY

6.1

The Executive shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or Executives (the "Confidential Information").  The Executive shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Executive is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Executive shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Executive.

7.

GRANTS OF RIGHTS AND INSURANCE

7.1

 The Executive agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Executive may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Executive hereby waives any moral rights of authors or similar rights the Executive may have in or to the results and proceeds of the Consulting Services hereunder.

7.2

The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Executive, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Executive shall not have any right, title or interest in or to such insurance.

8.

REPRESENTATIONS AND WARRANTIES

8.1

The Executive represents, warrants and covenants to the Company as follows:

(a)

the Executive is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)

the Executive is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.

INDEMNIFICATION

9.1

the Executive shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Executive of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Executive.

9.2

the Company shall indemnify and hold harmless the Executive, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees,licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

8

10.

 NO OBLIGATION TO PROCEED

10.1

Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Executive is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Executive the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.

RIGHT OF TERMINATION

11.1

The Company and the Executive shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.

DEFAULT/DISABILITY

12.1

No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Executive shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Executive of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Executive for the services of the Executive, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Executive for the services of the Executive.

12.2

No act or omission of the Executive hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Executive in writing setting forth such alleged breach or default and the Executive shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Executive for the services of the Company, the Executive shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Executive for the services of the Executive.

13.

COMPANY'S REMEDIES

13.1

The services to be rendered by the Executive hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Executive of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Executive expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Executive.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

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14.

INDEPENDENT CONTRACTORS

14.1

Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.

MISCELLANEOUS PROVISIONS

(a)

Time.  Time is of the essence of this Agreement.

(b)

Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)

Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)

Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)

Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)

Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Executive in writing.  The Executive may assign amounts owing to the Executive under this Agreement to any third party without consent of the Company.

(g)

Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)

Entire agreement.  This Agreement constitutes and embodies the entire understanding and agreement of the parties in regards to consulting services and supercedes and replaces all prior understandings, agreements and negotiations between the parties.  This Agreement may be amended only in writing signed by all parties.

(i)

Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)

Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)

Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)

Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m)

Governing Law. This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per: /s/ Dr. Dorothy Bray

___________________________

Dr. Dorothy Bray, CEO

EXECUTIVE:

Per: /s/ Robert Kane

_______________________________

Robert Kane

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MANAGEMENT BONUS AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the day of 26th day of November, 2013 (the “Effective Date”), entered into between Cannabis Science, Inc., with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Dr. Roscoe Moore Jr., with an address of with an address of 14315 Arctic Avenue, Rockville, Maryland 20853 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.

The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.

The Company has engaged the services of the Consultant as a Scientific Advisory Board Member of the Company; and

C.

The Company and the Consultant wish to enter into a bonus agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.

ENGAGEMENT AS A CONSULTANT

1.1

The the Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and responsibilities in the capacity of Scientific Advisory Board Member and agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.

TERM OF THIS AGREEMENT

2.1

The term of this Agreement shall begin as of the Effective Date and shall continue for a period of one (1) year or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).

3.

CONSULTANT SERVICES

3.1

The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Scientific Advisory Board Member.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

A.2

In providing the Services the Consultant shall:

  comply with all applicable local statutes, laws and regulations;
  not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;
  not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and
  subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

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4.

COMPENSATION

A.1

Bonus.  As consideration for the signing of this Agreement and agreeing to the provision of the Services, the Company shall compensate and issue to the Consultant 750,000 S-8 registered free-trading shares of common stock of the Company from its 2012 Equity Compensation Plan, due and payable by the Company upon signing this agreement as a good faith payment towards consummating this Agreement for Services (the “Compensation”).   The Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-8 on February 14, 2012, file no. 333-179501, registering 50,000,000 common shares pursuant to the Company’s 2012 Equity Compensation Plan (the “Plan”) previously approved by the Board of Directors

A.2

Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.

NO REIMBURSEMENT OF EXPENSES

5.1

The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.

6.

CONFIDENTIALITY

6.1

The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.

GRANTS OF RIGHTS AND INSURANCE

7.1

 The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2

The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

8.

REPRESENTATIONS AND WARRANTIES

8.1

The Consultant represents, warrants and covenants to the Company as follows:

(a)

the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)

the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.

INDEMNIFICATION

9.1

the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2

the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

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10.

 NO OBLIGATION TO PROCEED

10.1

Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.

RIGHT OF TERMINATION

11.1

The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.

DEFAULT/DISABILITY

12.1

No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2

No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.

COMPANY'S REMEDIES

13.1

The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.

INDEPENDENT CONTRACTORS

14.1

Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.

MISCELLANEOUS PROVISIONS

(a)

Time.  Time is of the essence of this Agreement.

(b)

Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)

Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)

Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)

Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)

Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.

(g)

Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)

Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)

Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)

Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)

Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)

Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m)

Governing Law. This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per: /s/ Robert Melamede

___________________________

Robert Melamede, CEO

CONSULTANT:

Per: /s/ Dr. Roscoe Moore Jr.

_______________________________

Dr. Roscoe Moore Jr.

13

RESEARCH SERVICES AGREEMENT

between

GRASS ROOTS RESEARCH AND DISTRIBUTION, INC.

and

CANNABIS SCIENCE, INC.

December 19, 2013

THIS AGREEMENT is entered into as of the date on the signature page hereof between Grass Roots Research and Distribution, Inc., a California Corporation (Hereinafter “GRRD”) and CANNIBIS SCIENCE INC. (CBIS), Inc. (hereinafter "CANNIBIS SCIENCE INC. (CBIS)), for the provision by GRRD of certain consulting services to CANNIBIS SCIENCE INC. (CBIS), including company coverage for commercial advertising purposes, and for Investor Relations. GRRD and CANNIBIS SCIENCE INC. (CBIS) are referred to herein in the collective as the "Parties." Securities issued will be in the name of D. Paul Cohen. For purposes of this Agreement, GRRD is the contracting vendor and D. Paul Cohen is the recipient of payment of Rule 144 shares. This letter agreement is between GRRD and CBIS. When the words ‘research’ and ‘report’ are used, they mean commercial advertisements.

WHEREAS CANNIBIS SCIENCE INC. (CBIS) wishes to have commercial advertisement analytical coverage of CANNIBIS SCIENCE INC. (CBIS)'s plans and business model, deeming Publication of such coverage to be in the interest of informing existing and potential CANNIBIS SCIENCE INC. (CBIS) shareholders; and

WHEREAS GRRD is an established and respected company in the business of writing commercial advertisement analytical reports on companies, and arranging for the publication and dissemination of these reports; therefore the Parties

AGREE AS FOLLOWS:

1. Term of Agreement

This Agreement shall commence on the first day of “coverage” as defined below; and terminate 30 days later, unless renewed by the Parties.

2. Services to Be Provided

The scope and extent of services to be provided by GRRD pursuant to this Agreement shall consist of

(1) assembling background information for the preparation of the initial report on CANNIBIS SCIENCE INC. (CBIS)

(2) drafting the initial report on CANNIBIS SCIENCE INC. (CBIS) for editing

(3) preparing the final report from the edited copy provided by CANNIBIS SCIENCE INC. (CBIS)

(4) posting the report on the GRRD website.

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b) The Parties understand that the “report” is a commercial advertisement which is intended only for general information purposes; and is not intended to replace due diligence material or public disclosure used by shareholders or others to support investment decisions.

e) The Parties understand that independent analysts employed by GRRD are responsible for the writing, acquisition, compilation, interpretation of due diligence material, and for the drafting of the report on CANNIBIS SCIENCE INC. (CBIS). D. Paul Cohen is not an analyst responsible for writing a report. Mr. Cohen coordinates materials, edits reports for grammar and submits reports for final approval to CANNIBIS SCIENCE INC. (CBIS).

f) GRRD will present the rough draft to CANNIBIS SCIENCE INC. (CBIS) after CANNIBIS SCIENCE INC. (CBIS) receives GRRD’s materials request. Within 20 days after receipt of the rough draft, CANNIBIS SCIENCE INC. (CBIS) agrees to review such draft for accuracy and content and return to GRRD as "approved for publication." All submittals by the Parties shall be in digital form in Microsoft Word format and sent by email attachment.

g) GRRD agrees to write a minimum of one report for CANNIBIS SCIENCE INC. (CBIS).

h) Distribution and Updated Reports: All current and future distribution terms and updates will be governed by terms of this Agreement. . i) Distribution Terms:  To be determined, if any.

3. Fees and Expenses

CANNIBIS SCIENCE INC. (CBIS) agrees to compensate GRRD as total consideration and payment for GRRD’s services hereunder, as follows:

(a) CANNIBIS SCIENCE INC. (CBIS) agrees to pay GRRD the following rate in consideration for GRRD’s services hereunder. Payment of $2,500 has been received by GRRD and is not currently owing.

CANNIBIS SCIENCE INC. (CBIS) agrees to pay GRRD 1,500,000 shares of CANNIBIS SCIENCE INC. (CBIS) Rule 144 common stock, securities to be made out in the name of D. Paul Cohen.

(a) The Shares shall bear the SEC Rule 144 legend on their face. CBIS agrees to cooperate with SEC counsel, transfer agent, and all others to facilitate the removal of the restriction on the Shares. When the Shares have been received by D. Paul Cohen, Mr. Cohen acknowledges that payment due to GRRD hereunder shall have been paid, and the sufficiency acknowledged.

(b) Transfer of Rule 144 Shares.

With each transfer of shares of Common Stock pursuant to this Agreement (collectively, the “Shares”), Company shall cause to be issued a certificate representing the Common Stock and, if required by applicable law, a written opinion of counsel for CBIS stating that said shares are validly issued, fully paid and nonassessable and that the issuance and eventual transfer of them in the name of D. Paul Cohen has been duly authorized by CBIS. All remuneration shall be issued in the name of D. Paul Cohen, President of GRRD. CBIS warrants that all Shares have been duly authorized by CBIS’s board of directors.

(c) Acknowledgement of Rule 144 Shares

The 1,500,000 Rule 144 restricted shares of Common Stock to be issued pursuant to this Agreement (collectively, the “144 Securities”) have not been registered under the Securities Act of 1933, and accordingly are “restricted securities” within the meaning of Rule 144 of the Act. As such, the 144 Securities may not be resold or transferred unless CBIS has received an opinion of counsel reasonably satisfactory to CBIS that such resale or transfer is exempt from the registration requirements of that Act. CBIS agrees to take any and all action (s) necessary to clear the subject securities of restriction upon presentation of any Rule 144. CBIS agrees to not unreasonably withhold or delay approval of any application filed by D. Paul Cohen under Rule 144(d) of the Act to clear the subject securities of restriction.

15

(d) CBIS may not Withhold or Delay any Rule 144 Application

CBIS may not unreasonably withhold transfer of Rule 144 Shares. GRRD and CBIS therefore agree that CBIS shall have a period of fourteen (14) business days from the date GRRD’s Rule 144(d) application is tendered to either CBIS or its transfer agent by either GRRD and/or its broker, to take any and all necessary action to clear the subject securities of restriction, consistent the covenants in Section 1.0 above. Any written extension herein may be executed in counterparts by the principals of CBIS and D. Paul Cohen, and facsimile signatures may be tendered in lieu of originals. It is agreed that the separate signature of each principal on any Agreement to extend time shall be deemed a complete original.

(e) GRRD Warrants to the Issuing Company regarding Rule 144 shares

In connection with the acquisition of Securities hereunder, GRRD and D. Paul Cohen represent and warrants to CBIS, to the best of its/his knowledge, as follows: GRRD acknowledges that GRRD and D. Paul Cohen has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of CBIS concerning an investment in the Securities, and any additional information which GRRD has requested. D. Paul Cohen’s investment in restricted securities is reasonable in relation to his net worth. D. Paul Cohen has had experience in investments in restricted and publicly traded securities, investments in speculative securities and other investments which involve the risk of loss of investment. D. Paul Cohen acknowledges that an investment in the Securities is speculative and involves the risk of loss. D. Paul Cohen has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and D. Paul Cohen can afford the risk of loss of his entire investment in the Securities. D. Paul Cohen is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933, and (ii) a purchaser described in Section 25102 (f) (2) of the California Corporate Securities Law of 1968, as amended. D. Paul Cohen is acquiring the Securities for his own account for long-term investment and not with a view towards resale or distribution thereof except in accordance with applicable securities laws.

(f) Stock Splits

Anti-Dilution Rights. There are no anti-dilution rights with regard to this Agreement.

(g) Legal representation

CBIS acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement. D. Paul Cohen represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the D. Paul Cohen deemed necessary.

4. Travel Policy

CANNIBIS SCIENCE INC. (CBIS) shall reimburse GRRD, for any reasonable travel expenses that have been pre-approved by CANNIBIS SCIENCE INC. (CBIS) including travel expenses of GRRD’s analyst covering CANNIBIS SCIENCE INC. (CBIS). Any such travel and reimbursement shall be made in accordance with CANNIBIS SCIENCE INC. (CBIS) corporate travel expense policy. CANNIBIS SCIENCE INC. (CBIS) shall determine at its sole discretion whether any analyst visit is necessary.

This Agreement is effective immediately upon execution hereon. Failure by CANNIBIS SCIENCE INC. (CBIS) to pay GRRD within 16 days of execution does not relieve CANNIBIS SCIENCE INC. (CBIS) of its obligations under this Agreement. However, GRRD may at its sole discretion extend the deadline for payment of the above, to be noticed to CANNIBIS SCIENCE INC. (CBIS) in written form.

5. Relationship of the Parties

CANNIBIS SCIENCE INC. (CBIS) and GRRD mutually understand and agree that GRRD will be acting as an independent contractor at all times in performing its duties hereunder. Nothing in this Agreement shall be deemed to constitute GRRD a joint venture partner with CANNIBIS SCIENCE INC. (CBIS) or anything other than an independent contractor. GRRD shall not have the right to bind CANNIBIS SCIENCE INC. (CBIS) or make any promises or representations on behalf of CANNIBIS SCIENCE INC. (CBIS). As an independent contractor, GRRD shall assume full responsibility for payment of all federal and state income taxes and self employment taxes resulting from compensation derived by GRRD for services rendered hereunder.

6. Benefits

CANNIBIS SCIENCE INC. (CBIS) and GRRD agree and acknowledge that under this Agreement, GRRD shall not be entitled to receive any benefits from CANNIBIS SCIENCE INC. (CBIS) including but not limited to, medical insurance, medical expense reimbursements, vacation, sick leave, or worker's compensation benefits.

16

7. Notices

All notices provided for by this Agreement shall be made in writing either by (i) actual delivery of the notice into the hands of the party entitled thereto, or (ii) by the mailing of the notice in the U.S. mail to the last known address of the party entitled thereto, registered or certified mail return receipt requested; and a copy of such notice sent by email attachment. The notice shall be deemed to be delivered in case (i) on the date of its actual receipt by the party entitled thereto, and in case (ii) on the date of its mailing. Notices hereunder shall be directed as follows:

Company: Cannabis Science Inc. Name: Chad S Johnson, Esq. 6946 N. Academy Blvd. Colorado Springs, Co.80231 Email: chad.johnson@cannabisscience.com

If to GRRD: Grass Roots and Distribution, Inc. Name: D. Paul Cohen 21 Manzanita Ave., San Rafael, CA 94901 Email: paul@cohenresearch.com

8. Assignment

Neither party may assign its rights, or delegate its responsibilities, hereunder without the prior written consent of the other party. Upon any assignment of a party’s rights, the assignee shall contemporaneously agree to assume the duties and obligations of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, assigns, and legal representatives.

9. Governing Law

This Agreement is performable in whole, or in substantial part, in the State of Nevada and shall be interpreted and construed in accordance with, and shall be governed by, the laws of the State of Nevada.

10. Arbitration

In the event of a dispute arising between parties, the dispute shall be submitted to mediation before the Judicial Arbitration and Mediation Services (JAMS) at a location of mutual agreement of the parties. The parties shall bear the costs of mediation equally. In the event that either party refuses to participate in Mediation, said party shall be prohibited from recovering attorney fees notwithstanding anything to the contrary in this Agreement. If mediation should fail to resolve the dispute between the parties, the matter shall be submitted to JAMS for binding arbitration. Discovery rights shall be preserved in said arbitration with regard to depositions and demands for production of documents as if the dispute were pending in a court of competent and appropriate jurisdiction in Nevada. Otherwise, discovery shall be prohibited. The costs of the arbitrator shall be equally shared by the parties until the dispute is either settled or adjudicated, at which time the arbitration may award said fees and costs to the prevailing party. This Agreement shall be governed by, construed by and enforced in accordance with the laws of the State of Nevada. The parties agree that Nevada will be the venue of any dispute and will have jurisdiction over all parties.

11. Severability

All Agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as though such invalid Agreements were not contained herein.

12. Attorney’s Fees

In any legal proceeding brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award of attorney’s fees and costs.

13. Modification and Waiver

This Agreement may not be amended, and no provision of this Agreement, including this clause, may be modified except by a writing signed by both parties. No waiver hereunder may be granted except by a writing signed by the party to be charged therewith.

14. Full Force and Effect

In the event that a court of competent jurisdiction rules that any portion of this Agreement is invalid, void or unenforceable, such provision is deemed severed and removed from this Agreement and the remainder of the Agreement shall remain in full force and effect.

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15. Counterparts and Facsimiles

This Agreement may be executed in counterpart by the parties hereto. Each counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. The Agreement may be executed by way of facsimiles signature, and a counterpart of this Agreement bearing facsimile (including electronic) signatures of either or both parties shall be given full force and effect for evidentiary and all other purposes as if the same had been manually executed. Should CANNIBIS SCIENCE INC. (CBIS) fail to sign and return the agreement after services are rendered, CANNIBIS SCIENCE INC. (CBIS) will be bound by the terms and conditions of this Agreement.

16. Disclaimer

GRRD disclaims and is not a part of any ‘third party’ (defined as a corporation, shareholder, outside entity, Investor Relations, Public Relations, Promotional Firm or Investor Awareness firm) or associated with their methods of operation, distribution, programs and use of GRRD’s research materials. (a) GRRD may act as an independent non-affiliated subcontracting vendor of research materials to certain third party corporations, shareholders, investor awareness, IR and PR firms. (b) All subcontracted GRRD vended research materials become assets of a paying third party client to use at their choice, and do not represent in any way GRRD’s endorsement or participation in any third party’s corporation, shareholder, IR, PR or investment awareness programs. (c) GRRD is not a part of or connected to any and all potentially illegal corporate, third party, shareholder, promotional firms, IR, PR firms, outside communications of all types, including outside trading activities. (d) GRRD has no knowledge or inside Information or participation in any illegal activities, including illegal trading, of any of its profiled companies or third party clients. (e) GRRD and its outside sources have no firsthand knowledge of any profiled company or third party, corporation, shareholder, IR, PR and investment awareness firm’s capabilities, intent, resources, financing, operations, politics, inner workings, plans, management competence and decisions, internal corporate and third party goals, ethical standards, or their ability to reach their corporate or third party goals. (See attached disclaimer to this Agreement, and the full text of the GRRD disclaimer on www.grassrootsrd.com)

17. Termination

Unless extended in writing, signed by both parties, and unless sooner terminated by CANNIBIS SCIENCE INC. (CBIS), except as provided for herein, this Agreement shall terminate after 30 days of “research coverage” as provided above. Terms of this agreement will remain until in effect until 15 days after the legend is removed from any Rule 144 shares of common stock made payable to D. Paul Cohen or GRRD.

18. Entire Agreement.

This Agreement constitutes the entire Agreement between the parties with respect to the subject matter and supersedes any and all previous Agreements, written and oral, regarding the subject matter between the parties. This Agreement shall not be changed, altered, modified or amended, except by a written Agreement signed by both parties. Upon joint signatures, this contract is binding upon both parties.

In witness whereof, the Parties by their duly authorized officers or representatives have executed this Agreement on the date first above written, whereby this Agreement becomes a binding Agreement between and among Parties.

Grass Roots Research and Distribution, Inc. CANNIBIS SCIENCE INC. (CBIS)

Print Name:

D. Paul Cohen

Chad S. Johnson, Esq.

By: D. Paul Cohen

By: Chad S. Johnson, Esq

Its: President Its: Chief Operating Officer & General Counsel

/signed/ D. Paul Cohen

/signed/ Chad S. Johnson, Esq

Date Signed: December 11, 2013  Date Signed: January 8, 2014

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Short Disclaimer:

Grass Roots Research and Distribution, Inc.

Grass Roots Research and Distribution, Inc. (GRRD) is an Investor Relations firm hired by companies and third parties to provide Investor Awareness services. This disclaimer is to be read and understood before using Information. When the words 'research' and 'report' are used in our reports, websites, disclaimers, distributed Information, documents, programs and commercial products, they mean commercial advertisements (aka) report/release/advertisements. GRRD distributes Information purchased and compiled from outside sources and analysts. This report/release/advertisement is hereinafter defined as a commercial advertisement and is for general Information purposes only. Do not base any investment decision or rely on Information in this commercial advertisement including financial projections, price targets which are academic theory, buy/sell and trading recommendations and forecasted business prospects. Never invest in any stock or commercial advertisement featured, distributed, posted, written and/or edited by GRRD or a third party on web sites, emails, newsletters, or other media unless you can afford to lose your entire investment. All Information should be validated by the issuing company.  This publication is not provided to any particular individual with a view toward their investment circumstances. GRRD does not give investment advice and is not a registered Investment Advisor or a member of any association for other research providers. Under no circumstances is this commercial advertisement to be used or considered as an offer to sell or a solicitation of any offer to buy any security or other debt instruments, or any options, futures or other derivatives related to such securities herein. By accessing, viewing or using our website, commercial advertisements or communications, you agree that you alone bear complete responsibility for your own investment research, due diligence and investment decisions. The majority of these profiled companies are highly risky OTC Bulletin Board or Pink Sheet companies.

Release of Liability

GRRD assumes no liability for any short term or long term investment decision by any investor of our profiled stocks or any third party’s use of GRRD materials. The reader of the Information hereby indemnifies GRRD from any liability for any claimed direct, indirect, incidental, punitive, or consequential damages pertaining to the disseminated Information. The reader acknowledges that GRRD will not be liable to any person or entity for the quality, accuracy, completeness, reliability, background information on personnel, or timeliness of Information in this commercial advertisement, or for any direct, indirect, consequential, incidental, special or punitive damages that may arise out of the use of Information, products or services from any person or entity including but not limited to lost profits, loss of opportunities, trading losses, and damages that may result from any incompleteness or inaccuracy in any of GRRD’s profiled companies of the disseminated Information. GRRD does not undertake any responsibility or liability whatsoever for any forward looking statements or any legal obligation whatsoever for updating the Information.

Quality and Limitations of Information

GRRD analysts rely on Information considered to be reliable. This Information may come from issuing companies, SEC and other regulatory filings, and other sources available to the analyst. GRRD and its analysts are limited in validating, quantifying and researching such distributed information. This Information may or may not be used by GRRD analysts for writing their commercial advertisements. The Information used and statements of fact made are not guarantees, warranties or representations as to their completeness or accuracy. Commercial advertisement opinions are the personal views of the outside contracted analyst. (a) This Information may or may not be accurate or truthful. GRRD and its analysts have no access to this Information beyond available public information. (b) GRRD does not independently verify or assert the truthfulness, completeness, accuracy or reliability of the Information and is not responsible for errors and omissions. (c) Because the Information is presented on an “as is” basis, your use of the Information is at your own risk. (d) GRRD disclaims, expressly and impliedly, all warranties of any kind, including those of merchantability and fitness for a particular purpose or whether the Information is accurate or reliable or free of errors. (e) Statements contained in the Information that are not historical facts are forward looking statements that involve risks and uncertainties as indicated by words such as ‘believes’, ‘expects’, ‘estimates’, ‘may’, ‘will’, ‘should’ or ‘anticipates’ or similar expressions. These forward looking statements may materially differ from the Issuer’s presentation of Information to GRRD analysts, and actual operational and financial results or its actual achievements, claimed or otherwise. (f) Reading our commercial advertisements alone (including other reasons cited herein) should never be used as the sole basis for making an investment decision. We urge you to use the Information (if you find such Information to be useful) only as a starting point for your further investigation and research. Consult with your investment or financial adviser, attorney or other counselor as to the advisability of taking any actions including buying or the selling of securities.  Do your own research.

Corporate and Promotional Firm’s Activities

GRRD disclaims and is not a part of any ‘third party’ (defined as a corporation, shareholder, outside entity, Investor Relations, Public Relations, Promotional Firm or Investor Awareness firm) or associated with their methods of operation, distribution, programs and use of GRRD’s materials. (a) GRRD may act as an independent non-affiliated subcontracting vendor of Information materials to certain third party corporations, shareholders, investor awareness, IR and PR firms. (b) All subcontracted GRRD vended materials become assets of a paying third party client to use at their choice, and do not represent in any way GRRD’s endorsement or participation in any third party’s corporation, shareholder, IR, PR or investment awareness programs. (c) GRRD is not a part of or connected to any and all potentially illegal corporate, third party, shareholder, promotional firms, IR, PR firms, outside communications of all types, including outside trading activities. (d) GRRD has no knowledge or inside Information or participation in any illegal activities, including illegal trading, of any of its profiled companies or third party clients. (e) GRRD and its outside sources have no firsthand knowledge of any profiled company or third party, corporation, shareholder, IR, PR and investment awareness firm’s capabilities, intent, resources, financing, operations, politics, inner workings, plans, management competence and decisions, internal corporate and third party goals, ethical standards, or their ability to reach their corporate or third party goal. GRRD reserves the right to co-market its separate services with other third party firms.

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General Information

GRRD advises recipients of all such data to be validated from the issuing company including all statistical Information derived from SEC filings, from data sources, the opinion of the analyst, or financial Information and data from the issuing company contained herein. The reader should seek professional financial advice, verify all claims and do his/her own research and due diligence before investing in any securities mentioned. When paid in stock, Readers are advised to review SEC periodic reports, Section 27A of the Securities Act of 1993 and Section 21E of the Securities Exchange Act of 1934 includes statements and caution regarding expected continual growth of a profiled company and the value of its securities, Forms 10-Q, 10K, Form 8-K, insider reports, Forms 3, 4, 5 Schedule 13D, www.sec.gov.nasd.com, www.pinksheets.com, www.sec.gov and www.finra.com. GRRD is compliant with the Can Spam Act of 2003. Investing in micro cap and small cap securities is speculative and carries a high degree of risk.  Investors can lose their entire investment. Future prospects may not be realized. Do your own research.

The Private Securities Litigation Reform Act of 1995

The Private Securities Litigation Reform Act of 1995 provides investors a 'safe harbor' in regard to forward-looking statements. GRRD cautions all investors that such forward-looking statements in this commercial advertisement are not guarantees of future performance. Investors should understand that statements regarding future prospects may not be realized. This commercial advertisement does not have regard to the specific investment objective, financial situation, suitability, and the particular need of any specific person who may receive this commercial advertisement. Investors should note that income from such securities, if any, may fluctuate and that each security's price or value may rise or fall substantially. Accordingly, investors may receive back less than originally invested, or lose their entire investment. Past performance is not indicative of future performance. Please click to: www.grassrootsrd.com to read the full text of this disclaimer.

Compensation and Trading

Because we receive compensation for GRRD’s dissemination of the Information, our publicly disseminated publications should not be regarded in any manner whatsoever as independent. GRRD certifies that no part of the analysts’ compensation was, is, or will be, directly or indirectly, related to the specific recommendation or views expressed by the analyst in the report. GRRD services and commercial advertisements rendered are not related to, connected to, nor are they contingent on a client’s stock price performance. GRRD is sometimes paid for commercial advertisements and distribution in cash, stock, Rule 144 stock, warrants, options or other securities in lieu of or in addition to GRRD's stated compensation schedule. This compensation and ownership of securities of a client’s common stock constitutes a conflict of interest as to our ability to remain objective in our communication regarding our profiled companies. More information can be received from our client company’s website. The majority of our assignments are for 30 days. We may write commercial advertisements or promote a given company on other occasions. The Company has paid 1.5 million shares of Rule 144 stock and $2,500 in cash in compensation for this commercial advertisement program. This document shall not be copied and is copyrighted by Grass Roots Research and Distribution, Inc. and D. Paul Cohen

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